SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 6, 2005

MAGUIRE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31717 (Commission File Number)	04-3692625 (I.R.S. Employer Identification Number)

333 South Grand Avenue, Suite 400 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

213-626-3300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
ITEM 2.01 Completion of Acquisition or Disposition of Assets
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 Loan Agreement
Exhibit 99.2 Exchange Agreement
Exhibit 99.3 Assignment of Purchase and Sale Agreement
Exhibit 99.4 Qualified Exchange Accommodation Agreement
Exhibit 99.5 Deed of Trust
Exhibit 99.6 Promissory Note

Section 1	Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the acquisition of San Diego Tech Center for $187.0 million, including costs, described below in Section 2 - Financial Information, on April 6, 2005, Maguire Properties - San Diego Tech Center, LLC, a wholly owned subsidiary of Maguire Properties, L.P. (the “Operating Partnership”), the operating partnership subsidiary of Maguire Properties, Inc. (the “Company”), a real estate investment trust, completed a $133.0 million, ten-year mortgage financing with Column Financial, Inc., a subsidiary of Credit Suisse First Boston. The mortgage loan has a fixed interest rate of 5.70% and a maturity date of April 11, 2015. The financing is evidenced by a deed of trust and related loan documents, certain of which are filed with this current report. To further facilitate the acquisition, the Operating Partnership borrowed $7.0 million under its $100.0 million secured revolving credit facility with Credit Suisse First Boston, which matures in March 2009. The remaining $47.0 million was financed with cash on hand.

In order to defer a significant portion of the potential taxable gain from the planned disposition of Glendale Center, one of the Company’s properties located in Glendale, California, the acquisition of San Diego Tech Center was structured under the “Safe Harbor” rules of REV.PROC. 2000-37 to qualify as a reverse 1031 like-kind exchange to potentially defer the capital gain from such sale. A copy of the Qualified Exchange Accommodation Agreement is filed with this current report on Form 8-K.

The new mortgage loan is interest-only for the term of the loan. The loan may be prepaid in whole during months 25 through 117 of the loan term, subject to defeasance. The loan may be prepaid during the last three months of its term without penalty or defeasance. A partial prepayment during month 25 of the loan term, but prior to December 31, 2009, of up to $20.0 million may be made in connection with the release of certain buildings on the property, subject to a penalty of the treasury rate minus 50 basis points on the prepaid amount, to the extent necessary to satisfy certain debt service coverage ratios required to release such buildings. A partial prepayment of the loan of up to $20.0 million is permitted at any time without prepayment penalties after December 31, 2009, again to the extent necessary to satisfy certain debt service coverage ratios required to release certain buildings on the property. In either case, the partial prepayment made in connection with the release of such buildings on the property above $20.0 million is subject to a penalty of the treasury rate minus 50 basis points on the prepaid amount above $20.0 million.

Section 2	Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 6, 2005, the Operating Partnership completed the acquisition of San Diego Tech Center, a 38-acre technological office and research and development campus located in Sorrento Mesa, San Diego County, California, from CalWest Industrial Holdings, LLC (“CalWest”). In anticipation of the Operating Partnership's planned disposition of Glendale Center, located in Glendale, California, the transaction was structured to qualify as a reverse 1031 like-kind exchange in order to defer a significant portion of the taxable gain on the sale of Glendale Center. As such, the legal title of the property is currently held by an accommodator. The Operating Partnership has entered into a management agreement with the accommodator to manage the project. Upon the completion of the reverse exchange or 180 days, whichever occurs sooner, the Operating Partnership will acquire the property through its wholly owned subsidiary, Maguire Properties - San Diego Tech Center, LLC. The purchase price, which was determined through negotiations between the Operating Partnership and CalWest, was approximately $187.0 million, including costs. The Operating Partnership loaned the accommodator approximately $54.0 million in order to complete the acquisition. This was funded by the Operating Partnership through a $7.0 million draw under its $100.0 million secured revolving credit facility with Credit Suisse First Boston and $47.0 million cash on hand. The balance of the purchase price was funded by a $133.0 million, ten-year mortgage loan with a fixed interest rate of 5.70% provided by Column Financial, Inc.

The San Diego Technology Center totals 647,000 square feet, consisting of eleven office buildings, approximately 2,000 surface parking stalls as well as development parcels. The development parcels include entitlements that we believe can support approximately 1,200,000 square feet of additional office buildings.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description

99.1	Loan Agreement dated April 6, 2005 by and between Maguire Properties, L.P. and National Safe Harbor Exchanges.

99.2	Exchange Agreement dated April 6, 2005 by and between Maguire Properties, L.P. and Investment Property Exchange Services, Inc.

99.3	Assignment of Purchase and Sale Agreement dated April 6, 2005 by and between Maguire Properties, L.P. and Maguire Properties - San Diego Tech Center, LLC.

99.4	Qualified Exchange Accommodation Agreement dated April 6, 2005 by and among Maguire Properties, L.P., National Safe Harbor Exchanges and Maguire Properties - San Diego Tech Center, LLC.

99.5	Deed of Trust and Security Agreement dated April 6, 2005 by and between Maguire Properties - San Diego Tech Center, LLC and Column Financial, Inc.

99.6	Promissory Note dated April 6, 2005 by and between Maguire Properties - San Diego Tech Center, LLC and Column Financial, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/	Dallas E. Lucas
Dallas E. Lucas
Executive Vice President and
Chief Financial Officer

Dated: April 12, 2005

EXHIBIT INDEX

Exhibit	Description

99.1	Loan Agreement dated April 6, 2005 by and between Maguire Properties, L.P. and National Safe Harbor Exchanges.

99.2	Exchange Agreement dated April 6, 2005 by and between Maguire Properties, L.P. and Investment Property Exchange Services, Inc.

99.3	Assignment of Purchase and Sale Agreement dated April 6, 2005 by and between Maguire Properties, L.P. and Maguire Properties - San Diego Tech Center, LLC.

99.4	Qualified Exchange Accommodation Agreement dated April 6, 2005 by and among Maguire Properties, L.P., National Safe Harbor Exchanges and Maguire Properties - San Diego Tech Center, LLC.

99.5	Deed of Trust and Security Agreement dated April 6, 2005 by and between Maguire Properties - San Diego Tech Center, LLC and Column Financial, Inc.

99.6	Promissory Note dated April 6, 2005 by and between Maguire Properties - San Diego Tech Center, LLC and Column Financial, Inc.